UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2008

APPLE REIT EIGHT, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-53175	20-8268625
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Eight, Inc. (which is referred to below as the “Company” or as “we,” “us” or “our”) is filing this report in accordance with Item 2.01 and Item 9.01 of Form 8-K.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 30, 2008, our indirect wholly-owned subsidiary, Apple Eight Hospitality Ownership, Inc., or one of its wholly-owned subsidiaries, closed on the purchase of four hotels. The sellers have no material relationship with us or our subsidiaries, other than through the purchase contracts.

The table below describes the hotels.

Hotel Location	Franchise (a)	Number of Rooms	Gross Purchase Price
Overland Park, Kansas	Residence Inn	120	$15,850,000
Kansas City, Missouri	Residence Inn	106	17,350,000
Westford, Massachusetts	Residence Inn	108	14,850,000
Cypress, California	Courtyard	180	31,164,000

TOTAL		514	$79,214,000

Note:

(a)	All brand and trade names, logos or trademarks contained, or referred to, in this Form 8-K are the properties of their respective owners.

Our purchasing subsidiary assumed existing loans secured by the three of the hotels. The table below describes these loans:

Hotel Location	Franchise	Principal Balance Assumed (a)	Interest Rate	Maturity Date
Overland Park, Kansas	Residence Inn	$7,079,000	5.74%	2015
Westford, Massachusetts	Residence Inn	7,199,000	6.50%	2010
Kansas City, Missouri	Residence Inn	11,645,000	5.74%	2015

TOTAL		$25,923,000

Note:

(a)	All loans provide for monthly payments of principal and interest on an amortized basis.

The purchase price for each hotel was funded by the Company’s cash on hand.

As a result of the closing described above for the hotels located in Overland Park, Kansas, Westford, Massachusetts and Kansas City, Missouri, a total of five closings have occurred under two purchase contracts executed on December 27, 2007 for the potential purchase of six hotels. Additional information regarding the purchase contracts, the three hotels listed above and the remaining hotel is set forth in our Form 8-K dated December 27, 2007 and filed with the Securities and Exchange Commission on December 27, 2007, which is incorporated herein by reference. There can be no assurance at this time that any further closings will occur under the purchase contracts. As a result of the closing described above for the hotel located in Cypress, California, two closings have occurred under a series of purchase contracts executed on December 6, 2007 for the potential purchase of four hotels. Additional information regarding the purchase contracts, the hotel in Cypress, California, and the remaining two hotels is set forth in our Form 8-K dated December 6, 2007 and filed with the Securities and Exchange Commission on December 10, 2007, which is incorporated herein by reference. There can be no assurance at this time that any further closings will occur under the purchase contracts.

Item 9.01. Financial Statements and Exhibits.

a.	Financial statements of businesses acquired.

The hotels described in this report are part of two groups of hotels subject to a series of purchase contracts. The selling entities within each of the groups are related to each other through common ownership. We have previously purchased other hotels within these two groups of hotels. Closings on other hotels within these two groups have not occurred and there is no assurance of any such closings at this time.

We have previously included financial statements regarding the entire two groups of hotels in a Form 8-K/A (amendment no. 1 to current report) filed with the Securities and Exchange Commission on March 28, 2008, which is incorporated herein by reference.

b.	Pro forma financial information.

See (a) immediately above. We have previously included pro forma financial information regarding the entire two groups of hotels in a Form 8-K/A (amendment no. 1 to current report) filed with the Securities and Exchange Commission on March 28, 2008, which is incorporated herein by reference.

c.	Shell company transaction.

Not Applicable

d.	Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Eight, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

May 1, 2008